Exhibit 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE
COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

[***] identifies that information has been redacted from this exhibit.

LICENSING, DISTRIBUTION AND MARKETING AGREEMENT

This Licensing, Distribution and Marketing Agreement (this “Agreement”) is entered into as of January 1, 2021 (the “Effective Date”) notwithstanding the later execution hereof by and between MyCardio, LLC (d/b/a SleepImage), a Delaware limited liability with an address at 3003 E 3rd Avenue, Suite 201, Colorado 80206 (the “Company”), and Vivos Therapeutics, Inc., a Delaware corporation with an address at 9137 Ridgeline Boulevard, Suite 135, Highlands Ranch, Colorado 80129 (“Distributor”). The Company and Distributor are sometimes referred to herein as a “Party” and together as the “Parties”.

WHEREAS, the Company has developed a cloud-based Software as a Medical Device (as described in FDA 510k Clearance No. K182618, the “SleepImage System”), intended for use by or on the order of licensed healthcare professionals, that automatically analyzes data typically collected during sleep, and provides graphical and numerical presentations of the processed data, including reports that can be downloaded in a PDF format or printed out;

WHEREAS, healthcare practitioners can access the SleepImage System/obtain the analyses, displays, presentations and reports generated by the SleepImage System (collectively, the “Services”) only by purchasing a compatible hardware recording device (a “Recorder”);

WHEREAS, Distributor is a medical device technology company focused on the development and commercialization of innovative treatment solutions for patients with mild – moderate sleep-disordered breathing, including obstructive sleep apnea, which are integrated into patient-specific, multi-disciplinary clinical protocols; and

WHEREAS, Distributor desires to become a distributor of the Products, a licensee of the Company Marks (as defined below), and a marketer of the Services in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, the Parties hereto agree as follows:

1. Definitions. In addition to the terms defined in the preamble and recitals above as well as elsewhere in this Agreement, the terms set forth below have the following meanings:

“Customer Data” means any data, information or material provided to the Company by an Enrollee in connection with the Services, which may or may not include personal data, as applicable.

“End User” means a licensed healthcare practitioner.

“Enrollee” has the meaning set forth in Section 6.

“Enrollment Minimums” has the meaning set forth in Section 6.

Confidential	Page 1 of 23

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE
COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

[***] identifies that information has been redacted.

“Product” means a Recorder model SI PO2 or SI PO4 sold by the Company (or any new or replacement Recorder sold by the Company) either under its brand name or white-labelled for Distributor and branded as a “Vivos Recorder.”

“Term” has the meaning set forth in Section 14.1.

“Term Year” means each calendar year during the Term.

“VIP” means an End User in the Sleep Dentistry Market (as defined in Exhibit A) who is enrolled in the Vivos Integrated Practice program.

“White Label Basis” means the distribution or marketing of Products or Services by a third party under, either solely or principally, the trade name or trade dress of such third party. Without limiting the foregoing, the mere inclusion of a logo, emblem or other identifying mark or moniker on a Product or Service that is no more prominent than the trade name or trade dress of the Company or its affiliates on such Product or Service will not result in such Product or Service being deemed offered on a White Label Basis.

2. Appointment.

2.1 Subject to compliance with the terms and conditions contained herein, the Company appoints Distributor as its distributor of the Products and marketer of the Services, in each case solely within the markets set forth in Exhibit A (the “Markets”) and only within the territories set forth in Exhibit A (each, a “Territory” and, together with the Markets, the “Markets and Territories”), and grants to Distributor a non-transferable license to market, distribute, offer for sale, and sell the Products and to market the Services, in each case solely to End Users in the Markets and Territories.

2.2 Distributor shall not, directly or indirectly, without the Company’s prior written consent, which shall not be unreasonably withheld, (a) sell or distribute the Products outside the Markets and Territories, (b) actively advertise, promote or solicit customers for the Products or the Services who are not End Users, or (c) actively advertise, promote or solicit End Users for the Products or the Services outside the Markets and Territories.

2.3 The Company reserves the right, in its sole discretion and without incurring any liability to Distributor, to (a) market and sell the Products and the Services to End Users, within or outside the Markets and Territories, directly or through third parties; provided, however, during the first Term Year, and each Term Year thereafter that the Enrollment Minimums are met, the Company will not grant any third party the right to distribute the Products and/or market the Services on a White Label Basis in the Sleep Dentistry Market within the Territories, (b) alter the specifications for any Product or Service, (c) discontinue the manufacture or sale of any Product or Service, (d) discontinue the development of any new product or service, whether or not such product or service has been announced publicly, or (e) commence the manufacture and sale of new products or services having features which make any Products or Services wholly or partially obsolete. For purposes of clauses (b), (c), (d) and (e) of this Section, the Company will use commercially reasonable efforts to provide at least ninety days’ notice of such changes in the Products or the Services to Distributor.

Confidential	Page 2 of 23

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE
COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

[***] identifies that information has been redacted.

2.4 During the first Term Year, and during each Term Year thereafter in which the Company is precluded (pursuant to Section 2.3(a)) from granting any third party the right to distribute the Products and/or market the Services on a White Label Basis in the Sleep Dentistry Market within the Territories, Distributor shall not, directly or indirectly, market, distribute or sell products or services that are competitive with the Products or the Services.

3. Purchase Orders. Distributor shall submit Product purchase orders to the Company by email, addressed to sales@sleepimage.com, or to such other person at such other address or email as the Company may from time to time designate. Each Product purchase order shall meet the requirements set forth in Exhibit B, and shall set forth (a) the identification and quantity of the Products ordered, including any “white labeling” specifications, (b) the requested delivery date, (c) shipping instructions and shipping address, and (d) such other information as the Company may reasonably request. All purchase orders are subject to acceptance by the Company in writing, and no purchase order shall have any force or effect hereunder unless or until accepted by the Company in writing. A purchase order will be deemed accepted by the Company if no response to such purchaser order is delivered to Distributor within three (3) business days after the purchaser order was actually received by the Company. Each purchase order from the Distributor shall be deemed to be an offer by the Distributor to purchase the Products pursuant to the terms of this Agreement and, when accepted by the Company , shall give rise to a contract under the terms set forth in this Agreement to the exclusion of any additional or contrary terms set forth in the purchase order. The Company shall exert commercially reasonable efforts to fill all accepted purchase orders for which payment has remitted as provided herein. Except as otherwise provided herein, no accepted purchase order shall be modified or canceled except upon the written agreement of the Company and Distributor. Mutually agreed change orders shall be subject to all provisions of this Agreement, whether or not the change order so states. Any purchase order for white labeled Products shall constitute Distributor’s grant to the Company of a personal, non-exclusive, non-transferable, and royalty-free right and license to use those Distributor trademarks, trade names, and logotypes identified by Distributor for such white label use solely in connection with such white labeling of the Products as contemplated hereby. The Company acknowledges the Distributor’s proprietary rights in and to such trademarks, trade names, and logotypes, and waives any rights thereto (other than the foregoing limited license).

4. Prices and Payments.

4.1 The purchase price and payment terms of all Products sold hereunder are set forth on Exhibit B.

4.2 Distributor may resell the Products in the Markets and Territories at such prices as Distributor shall determine (including any discounts, advertised sales, promotions or similar sales based incentives), provided that such prices shall not exceed the Company’s published retail prices at any time without first obtaining the Company’s consent to charge such higher prices.

5. Shipment and Delivery of Products.

5.1 All Products sold by the Company to Distributor will be shipped by the Company FOB the delivery point set forth in the applicable purchase order (the “Delivery Point”). Except as set forth herein, Distributor assumes all risk of loss upon the Company’s delivery of the Products to the Delivery Point, and the Company shall have no further responsibility for the Products. Distributor agrees to pay all loading, freight, shipping, insurance, forwarding and handling charges, fees, storage, and all other charges applicable to the Products after they are delivered by the Company at the Delivery Point.

Confidential	Page 3 of 23

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE
COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

[***] identifies that information has been redacted.

5.2 Distributor shall conduct an inspection of the Products, and shall give written notice of any shortage, damage or discrepancy to the Company promptly (but not more than five business days) after receipt. If Distributor provides such notice to Company, the Parties shall use their good faith efforts to resolve the asserted shortage, damage or discrepancy. Any Products that are not the subject of such a notice, timely given, shall be deemed to have been accepted by Distributor. Following any such acceptance, the sole remedies of Distributor with respect to damage to or defects in the Products shall be those set forth in Section 12 below.

6. Services.

6.1 During the Term, Distributor will use its commercially reasonable efforts to market the Services to End Users, including causing End Users to create a user account (each, a “VIP Account”) with the Company by registering at www.sleepimage.com. Each End User who is a VIP that creates a VIP Account, and for whom Distributor pays the Company the Initial VIP Enrollment Fee set forth on Exhibit B is referred to herein as an “Enrollee.” Distributor shall use its commercially reasonable efforts to meet the minimum initial (i.e., first time, not renewal) Enrollee VIP Account registrations set forth on Exhibit B (the “Enrollment Minimums”) and to cause each Enrollee to renew its VIP Account registration on or prior to its expiration. Distributor understands and agrees that the establishment, acceptance and achievement of the Enrollment Minimums is a primary essence of this Agreement.

6.2 The Company shall give each Enrollee in good standing with the Company access to the Services via such Enrollee’s VIP Account. If requested by Distributor, each Enrollee’s VIP Account and the reports included within the Services provided to Enrollees shall be “white labeled” to reflect the Distributor’s brand “VivoScore”, subject to such notices (the “Proprietary Notices”) as the Company may require (including, without limitation, a clear and conspicuous notice to the effect that such Service is “powered by SleepImage”, and that use of it is subject to the Company’s regulatory clearances in the Territories). Any such white label request shall constitute Distributor’s grant to the Company of a personal, non-exclusive, non-transferable, and royalty-free right and license to use those Distributor trademarks, trade names, and logotypes identified by Distributor for such white label use solely in connection with such white labeling of the Services as contemplated hereby. The Company acknowledges the Distributor’s proprietary rights in and to such trademarks, trade names, and logotypes, and waives any rights thereto (other than the foregoing limited license).

6.3 Distributor may market the Services either under the Company Marks or under Distributor’s name, including, without limitation, under Distributor’s brand name “VivoScore” (subject to all Proprietary Notice requirements).

6.4 Distributor acknowledges and agrees that, prior to accessing the SleepImage System and utilizing the Services, each Enrollee must execute the Company’s then-current Terms of Use Agreement, Privacy Policy and Privacy Practices Concerning Personal Health Information (the current forms of which are available at www.sleepimage.com (collectively, the “End User Agreements”). The End User Agreements may be amended by the Company from time to time, without prior notice to Distributor.

7. Marketing.

7.1 Subject to the other provisions hereof (including, without limitation, Sections 18 and 19), Distributor shall prepare and produce all marketing and training materials, whether printed or online, following regulatory clearance requirements for translation of labelling of the Services in the Territories. If requested, the Company shall provide Distributor, to the extent available, with sample sales literature regarding the Products and the Services, and shall notify Distributor promptly following any material changes in such information.

Confidential	Page 4 of 23

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE
COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

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7.2 Promptly after the execution and delivery of this Agreement, Distributor shall, and the Company may, issue a press releases in substantially the form attached hereto as Exhibit C.

8. Support; Training.

8.1 Distributor shall train and provide first line customer support to all Enrollees with respect to the use of the Products, the Services, and the SleepImage System.

8.2 The Company will provide to Distributor such “train the trainer” technical and clinical support as reasonably necessary to allow Distributor to take full responsibility for training and providing first line customer support to all Enrollees with respect to the use of the Products, the Services, and the SleepImage System.

8.3 All training materials with respect to the Products, the Services, or the SleepImage System must be approved by the Company in writing prior to their use by Distributor.

8.4 The Company shall have sole administrative access and sole responsibility for administration of the servers hosting the SleepImage System in the Territories.

8.5 The Company will provide escalation procedures and other support-related information to Distributor for the Products, the Services, and the SleepImage System.

8.6 For as long as the Enrollment Minimums are met, any Enrollee or other End User in the Sleep Dentistry Market that requests training from the Company shall first be referred to Distributor for such training. Enrollees and End Users trained by Distributor may be charged such training fees, if any, as Distributor shall determine.

9. Taxes and Duties. Distributor shall be fully responsible for, and shall pay or promptly reimburse the Company for, all sales, use, property, excise, withholding, custom duty, or other taxes (except income taxes of the Company) applicable or incidental to provision of the Products and the Services hereunder. All payments to be made by Distributor to the Company pursuant to this Agreement represent net amounts the Company is entitled to receive and shall not be subject to any deductions for any reason whatsoever. If any of the payments to be made by Distributor to the Company pursuant to this Agreement become subject to taxes, duties, assessments or fees of whatever kind levied in an applicable Territory, such payments to the Company shall be increased to such an extent as to allow the Company to receive the net amounts due under this Agreement.

10. Regulatory Licenses and Approvals; Data Security

10.1 Throughout the Term, the Company (a) will maintain, at its sole cost and expense, any and all necessary licenses, permits, authorizations, filings, and registrations required for it to sell the Products to the Distributor and to provide the Services to Enrollees (collectively, the “Regulatory Licenses/Approvals”); (b) perform its obligations hereunder in conformance with the Regulatory Licenses/Approvals; and (c) will operate in compliance with all applicable laws, regulations and ordinances.

Confidential	Page 5 of 23

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE
COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

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10.2 Except for the Regulatory Licenses/Approvals, Distributor has and will maintain throughout the Term all licenses, permits, authorizations, filings and registrations required for its execution of this Agreement and the performance of its obligations hereunder.

10.3 Distributor acknowledges that the Company makes no representation with respect to insurance reimbursement for the Products or Services, and is entering into this Agreement with full knowledge and awareness that amounts paid for the Products or the Services may not be reimbursable by insurance.

10.4 The Company shall maintain an information security program that includes, at a minimum, industry standard administrative, organization, operational, technical and physical safeguards reasonably designed to: (i) ensure the security and confidentiality of Customer Data; (ii) protect against any anticipated threats or hazards to the security or integrity of such Customer Data; (iii) protect against unauthorized access to and use of Customer Data that could reasonably be expected to result in substantial harm to any Enrollee or their patients or customers; and (iv) process, transmit, store and dispose of Customer Data in a secure manner (collectively, “Information Security Program”). The Information Security Program will, at a minimum, meet the requirements of all applicable privacy and data security laws.

10.5 The Parties agree, understand, and acknowledge that Customer Data stored, transmitted and otherwise processed in connection with the Services likely falls within the definition of “Protected Health Information” under HIPAA Privacy Rule (45 C.F.R. Section 164.051). Accordingly, the Parties shall execute a mutually agreed upon HIPAA Business Associate Agreement.

10.6 The Company shall notify Distributor promptly after it has actual knowledge of Customer Data having been compromised in a manner that materially impacts its security, authenticity, confidentiality, availability or integrity. The Company shall seek to mitigate or rectify such information security incident, and keep Distributor reasonably apprised of its efforts.

11. Distributor Responsibilities. Distributor shall, at its own cost and expense:

11.1 Use its commercially reasonable best efforts to promote, market, and sell the Products in the Markets and Territories; and not promote, market, distribute or sell any products to End Users for use with the Services, other than Products obtained from the Company hereunder;

11.2 Keep the Company fully informed concerning all Product or Service inquiries and orders received by Distributor from customers located outside the Markets and Territories;

11.3 Not, in any way, alter the Products, or remove, cover, change, alter or add to the labels attached to the Products or the Services without the Company’s prior written approval;

11.4 Notify the Company immediately if it becomes aware of (a) an event or occurrence involving a Product or Service in which patient safety was adversely affected, or (b) a malfunction of a Product or Service;

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE
COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

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11.5 Maintain a sales and marketing organization for the Products and Services, and devote personnel and other resources from such organization, in each case reasonably sufficient to meet the Enrollment Minimums and develop the market potential for the Services;

11.6 Feature the Services in Distributor’s sales presentations and training sessions for End Users;

11.7 Use commercially reasonable efforts to engage Enrollees to use the Products and Services in collaboration with a network of qualified physicians based on the FDA-clearance and Health Canada License for the SleepImage System;

11.8 Upon an Enrollee’s or the Company’s request, (a) provide technical support to such Enrollee consistent with the Company’s guidelines as found on or through its website www.sleepimage.com, and (b) train such Enrollee on the use of the Products and the SleepImage System that conforms with the training provided to Distributor pursuant to Section 8;

11.9 At all times in connection with the performance of its obligations hereunder (a) refrain from engaging in any illegal, unfair or deceptive trade practices or unethical business practices, (b) comply with all applicable laws, ordinances, rules and regulations, and (c) adhere to lawful Company rules and policies and disseminate current information and materials as announced or provided from time to time by the Company;

11.10 Comply with any and all applicable U.S. and foreign export, re-export, and import laws and regulations in connection with the export of the Products outside of the United States, and not export, re-export or distribute any Product to any country that is subject to a United States export restriction or embargo with respect to such Product;

11.11 Not (directly or indirectly) reverse engineer or otherwise reconstruct or rebuild the Products, the Services or the SleepImage System (or attempt to do so); and

11.12 Assert any access to or control over the SleepImage System (for clarity, excluding access granted to Enrollees who purchase the Services).

12. Warranty; Returned Goods Policy.

12.1 The Company warrants to Distributor that for a period of one year from the date of delivery of a Product by Distributor to an End User, but not more than fifteen months from the date of delivery of such Product to Distributor (the “Warranty Period”), such Product shall: (a) be free from any material defects in workmanship, material and design; (b) be fit for its intended use and operate as intended; (c) be merchantable; and (d) be free and clear of all liens, security interests or other encumbrances (collectively, the “Express Warranties”). Within the Warranty Period, the Express Warranties survive any delivery, inspection, acceptance or payment of or for the Products by Distributor or any End Users.

12.2 During the Warranty Period, if a Product does not comply with the Express Warranties, the Company shall, in its sole discretion: (a) cause such defective Product to be replaced, or (b) render a credit to the Distributor for the purchase price paid for such defective Product, in each case subject to compliance with Section 12.3. Except as provided in this Section 12.2, the Products are not returnable.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE
COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

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12.3 The Company will, to the extent permissible, pass through to Distributor (for further pass through to End Users who acquire Products from Distributor) those express warranties with respect to the Products that are provided to the Company by the manufacturer of the Products. Distributor shall receive Express Warranty claims from End Users who acquired Products from Distributor, and shall handle such claims in the first instance on behalf of the Company, as follows: promptly after receiving an Express Warranty claim from such an End User and prior to the expiration of the Warranty Period, the Distributor shall (a) notify the Company thereof and specify the nature of the defect, the model and lot/serial number of such Product, as well as the number and date of the invoice therefor; (b) provide the Company with a photo of the defective Product, and (c) shall obtain from the Company a Return Authorization (RA) number which it shall provide to such End User; thereafter, such End User shall return the Product at issue, at such End User’s expense and risk of loss, to the Company or its designee promptly thereafter with the Return Authorization.

12.4 The Services are not under warranty and cannot be returned, and the fees paid for the Services are nonrefundable.

12.5 THE EXPRESS WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED. EXCEPT FOR THE EXPRESS WARRANTIES, THE COMPANY EXPRESSLY DISCLAIMS, AND DISTRIBUTOR DISCLAIMS ANY RELIANCE ON, ALL REPRESENTATIONS, WARRANTIES AND COVENANTS, WHETHER EXPRESSED OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, AND NONINFRINGEMENT.

13. Records; Recalls. In addition to any records required to be established or maintained by applicable laws or regulations, Distributor shall maintain (during the Term and for five-years thereafter) complete and accurate records of all Products sold by the Distributor during the Term (collectively, the “Records”), and shall make such records available to the Company upon its request in the event of a Product recall. In the event of a recall of any of the Products, the Distributor shall cooperate with the Company in effecting such recall, provided that the Company shall pay all of Distributor’s recall-related expenses.

14. Term and Termination.

14.1 Unless sooner terminated pursuant to Sections 14.2 or 14.3, the term of this Agreement shall commence on the Effective Date and ending on the second (2rd) anniversary thereof (the “Initial Term”). Effective upon the expiration of the Initial Term and of each Additional Term (defined below) thereafter, unless sooner terminated pursuant to Sections 14.2 or 14.3, this Agreement shall be deemed to be automatically extended for an additional period of one (1) year (each, an “Additional Term”), in each such case, commencing upon the expiration of the Initial Term or the then current Additional Term, as the case may be, unless, at least 90 days prior to the expiration of the Initial Term or such Additional Term, as the case may be, either Party has notified the other Party hereto in writing that such extension shall not take effect. The period during which this Agreement is in effect is referred to as the “Term”.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE
COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

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14.2 The Company may, in its sole and absolute discretion, terminate this Agreement with immediate effect by written notice to Distributor if:

(a) Distributor materially breaches or threatens to breach Sections 18, 19, 21, 22 or 23 and either the breach cannot be cured, or, if the breach can be cured, it is not cured within five business days following the Distributor’s receipt of notice of such breach from the Company;

(b) Distributor breaches any payment obligation to the Company under this Agreement or any purchase order and does not cure such breach within five business days after receiving written notice thereof from the Company;

(c) Distributor or any of its executive officers are convicted of any crime involving moral turpitude, and as a result thereof the Company or any of the Company Marks could reasonably be expected to be adversely affected or brought into disrepute; or

(d) a Change of Control is consummated. As used herein, “Change of Control” means any of the following transactions with respect to Distributor: (i) any transfer, sale or other disposition of all or substantially all of the assets of Distributor, (ii) any merger, consolidation, sale of stock or other transaction or series of transactions in which the holders of the voting equity of the Distributor immediately prior to the consummation of such transaction or series of transactions hold fifty percent (50%) or less of the voting equity of the Distributor or the surviving or resulting entity, as the case may be (or, if the surviving or resulting entity is a wholly-owned subsidiary of another entity, such other entity), immediately after the consummation of such transaction(s), or (iii) a tender offer, merger, consolidation, reorganization, sale of assets, sale of equity interests of the Distributor or any combination of the foregoing transactions the result of which is that the persons who were the directors of the Distributor immediately before such transaction cease to constitute a majority of the directors of the Distributor or any successor to the Distributor.

14.3 The Company or Distributor may terminate this Agreement by giving notice in writing to the other Party if:

(a) the other Party materially breaches this Agreement and, if such breach is curable, does not cure such breach within 30 days after receiving written notice thereof from the notifying Party; provided, however, no such cure right shall be applicable if such breach (or a breach similar thereto) previously occurred with respect to the other Party and was cured (or waived by the notifying Party) following notice to the other Party pursuant to this Section 14.3;

(b) the other Party (i) applies for, seeks, or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) becomes insolvent or admits in writing its inability to pay its debts as such debts become due, (iii) makes an assignment for the benefit of its creditors, (iv) commences a voluntary case under, takes any action under, or seeks to take advantage of, the Bankruptcy Code (Title 11 of the United States Code), any comparable law of any jurisdiction (foreign or domestic), or any other bankruptcy, insolvency, moratorium, reorganization or other similar law providing for the relief of debtors or affecting the enforcement of creditors’ rights generally (collectively, a “Bankruptcy Law”), or (v) acquiesces in writing to any petition filed against it in an involuntary case under any Bankruptcy Law; or

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(c) (i) a proceeding or case shall be commenced in respect of the other Party without its application or consent, in any court of competent jurisdiction, seeking (A) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (C) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (C) similar relief in respect of it under any Bankruptcy Law, and such proceeding or case described in clause (A), (B) or (C) shall continue without being dismissed or stayed and in effect for a period of sixty (60) consecutive days, (ii) action analogous to any of the foregoing shall be taken under any Bankruptcy Law with respect to the other Party and shall continue without dismissal or stay and in effect for a period of sixty (60) consecutive days; (iii) any order for relief shall be entered in an involuntary case under any Bankruptcy Law against the other Party.

15. Effect of Termination or Expiration.

15.1 It is expressly understood and agreed that the rights of termination set forth in Section 14 are absolute, and that the Parties have considered the possibility of such termination and the possibility of loss and damage resulting therefrom in making expenditures related to the performance of this Agreement. It is the express intent and Agreement of the Parties that neither Party shall be liable to the other for damages or any other compensation by reason of the termination of this Agreement in accordance with its terms.

15.2 Expiration or termination of this Agreement for any reason will not relieve the Parties of any rights or obligations accruing prior to such expiration or termination. Upon expiration or termination of this Agreement for any reason: (a) all appointments and other rights granted to Distributor under this Agreement will immediately cease, and Distributor shall immediately cease all marketing, sales, and distribution activities with respect to the Products and the Services, and cease placing purchase orders for Products (and the Company shall no longer be obligated to fulfill any then pending purchase orders (even if previously accepted by the Company)); (b) all amounts due or payable to the Company under this Agreement prior to such expiration or termination will become due and payable forthwith; and (c) Distributor shall immediately return to the Company, or at the request of the Company, destroy all Confidential Information in its possession or under its control, including all copies thereof. Upon the request of the Company, Distributor shall certify in writing to such Party’s compliance with the terms of this Section 15. Notwithstanding anything to the contrary, on the expiration or earlier termination of this Agreement, Distributor may, in accordance with the applicable terms and conditions of this Agreement, sell off its existing inventory of Products for a period of three (3) months following the last day of the Term.

16. Limitation of Remedies. EXCEPT TO THE EXTENT REQUIRED TO BE PAID PURSUANT TO ITS INDEMNIFICATION OBLIGATIONS HEREUNDER, (A) THE COMPANY’S ENTIRE LIABILITY AND DISTRIBUTOR’S EXCLUSIVE REMEDY WITH RESPECT TO ANY CLAIM CONCERNING PERFORMANCE OR NON-PERFORMANCE BY THE COMPANY PURSUANT TO OR IN ANY OTHER WAY RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE THE RECOVERY BY DISTRIBUTOR OF ITS PROVEN DIRECT DAMAGES, AND (B) IN NO EVENT SHALL THE COMPANY’S LIABILITY OF ANY KIND INCLUDE ANY SPECIAL, INDIRECT, PUNITIVE, OR CONSEQUENTIAL LOSSES OR DAMAGES, EVEN IF THE COMPANY SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE.

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[***] identifies that information has been redacted.

17. Indemnification.

17.1 Distributor shall indemnify and hold harmless the Company and its members, managers, officers, affiliates, employees, agents, successors and permitted assigns (collectively, “Company Indemnitees”) from and against, for and in respect of, any and losses, damages, liabilities, deficiencies, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees, fees and the costs of enforcing any right to indemnification under this Agreement and the cost of pursuing any insurance providers (collectively, “Losses”), arising from claims made by any person other than a Company Indemnitee or its affiliates that are suffered or incurred by them or any of them, that arise from, relate to, or are in connection with (a) negligent acts (or more culpable acts) or omissions of Distributor, or (b) any breach of this Agreement by Distributor.

17.2 Except for matters covered by Section 17.3 (which shall be governed solely by such Section), the Company shall indemnify and hold harmless the Distributor and its officers, directors, affiliates, employees, agents, successors and permitted assigns (collectively, “Distributor Indemnitees”) from and against, for and in respect of, any and all Losses, arising from claims made by any person other than a Distributor Indemnitee or its affiliates, that are suffered or incurred by them or any of them that arise from, relate to, or are in connection with (a) negligent acts (or more culpable acts) or omissions of the Company, (b) any breach of this Agreement by the Company, (c) any breach by the Company of an End User Agreement with an Enrollee, or (d) any bodily injury, death of any person, or damage to real or tangible personal property caused solely by the negligent acts or omissions of the Company or its personnel.

17.3 The Company shall, at its own expense, defend any suit instituted against the Distributor Indemnitees which is based on an allegation that the Services, or any part thereof, constitute an infringement of any patent of the United States or any other intellectual property right protected under the laws of the United States, any State of the United States, or any country in the Territory in which the Company has been issued any patents covering the Services, and will indemnify and hold harmless the Distributor Indemnitees from and against any Losses incurred or suffered by, imposed on, or awarded against them or any of them in connection therewith, provided that the Distributor (a) informs the Company of such suit in writing promptly (but in no event more than 10 business days) after having actual notice of a claim, provided, however, that failure to provide notice shall not impact the Company’s indemnification obligations unless such failure prejudices the Company (including, without limitation, the loss of any rights or defenses otherwise available), (b) grants the Company sole and exclusive control of the defense of any such action, including any appeals and negotiations for the settlement or compromise thereof, and sole and exclusive authority to enter into a binding settlement or compromise thereof (provided that any such compromise must include a full release of liability for the applicable Distributor Indemnitees) with respect to the matters asserted in such suit), and (c) reasonably cooperates with the Company, at the Company’s sole cost and expense, in such litigation and settlement including, without limitation, providing the Company with all relevant information and materials in its possession, being available to the Company upon reasonable notice for interviews and factual investigations, and appearing at the Company’s request to give testimony without requiring service of a subpoena or other legal process. The foregoing states the entire liability of the Company for patent, copyright, trademark or other infringement in connection with this Agreement.

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18. Distributor’ Representations and Actions. Distributor shall refrain from (a) making any false, misleading or disparaging representations or statements concerning the Company or any Products or Services, (b) engaging in any unethical conduct or any other conduct damaging to the reputation of the Company or any Products or Services, (c) making any statements, representations, warranties or advertisements concerning the Products or Services which exceed in scope or have a different meaning than the then-current statements, representations or warranties made by the Company on its website or in Company-published materials, or (d) marketing any Products or Services as approved for use, or to be used, other than in accordance with all Regulatory Licenses/Approvals.

19. Trademarks.

19.1 Subject to compliance with the terms and conditions contained herein (including, without limitation, Section 18), the Company grants to Distributor a personal, non-exclusive, non-transferable, and royalty-free right and license to use those Company’s trademarks, trade names, and logotypes identified and approved in writing by the Company for use hereunder (collectively, the “Company Marks”) solely in connection with the sale, distribution, promotion, and advertising of the Products and the Services in the Markets and Territories as permitted by this Agreement, provided that (a) the Company Marks are used strictly in accordance with the standards, specifications, instructions, rules, or guidelines that the Company has established (or may hereafter establish) with respect to such uses as provided to Distributor, (b) the use of the Company Marks shall be accompanied by the Company’s trademark and proprietary rights notices, as applicable, and (c) Distributor shall provide the Company with a copy of all advertising, marketing and promotional materials bearing the Company Marks at least five business days prior to their use by the Distributor. All goodwill generated from the use of the Company Marks will accrue for the benefit of the Company. Distributor shall not have any right, title, or interest under the laws of any nation in the Company Marks (other than the foregoing limited license), and Distributor shall refrain from any attempt to assert or register any such right, title, or interest other than the foregoing limited license.

19.2 Distributor shall refrain from using any of the Company Marks as part of its corporate or trade names, or authorize any third party to do so, without the prior written consent of the Company. Distributor acknowledges the Company’s proprietary rights in and to the Company Marks, and hereby waives all rights to any trademarks, trade names, and logotypes now or hereafter originated by the Company. Distributor shall refrain from adopting, using, or registering any words, phrases or symbols which are identical to or confusingly similar to the Company Marks.

19.3 Distributor shall notify the Company promptly after becoming aware of any use by any third party of the Company Marks or any use by such third party of similar marks which may constitute an infringement or passing off of the Company Marks. The Company reserves the right in its sole discretion to institute any proceedings against such third-party infringers, and Distributor shall refrain from doing so. Distributor agrees to reasonably cooperate with the Company in any action taken by the Company against such third parties, provided that all costs and expenses of such action shall be borne by the Company and all damages which may be awarded or agreed upon in the settlement of such action shall accrue to the Company.

20. Notifications; Announcements. Distributor shall cooperate fully with the Company in effecting any notification relating the Product or Services including, without limitation, promptly communicating to such purchasers the information or instructions the Company desires to be transmitted, all of which shall be provided by Distributor at the Company’s expense.

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21. Confidential Terms. The Parties shall keep the terms of this Agreement strictly confidential and shall not, directly or indirectly, disclose, reveal, publicize, publish, or in any other manner communicate the terms of this Agreement to or with anyone unless specifically authorized to do so in writing the other Party. Notwithstanding the above, each Party may disclose the terms of this Agreement (a) to the extent such disclosure is required or compelled by any law or the rules of any stock exchange on which such Party’s equity is then listed, provided that notice of such requirement to make such disclosure shall be given promptly by such Party to the other Party, (b) in connection with pursuing its remedies for a breach or alleged breach of any of the terms and conditions of this Agreement, or (c) to such Party’s attorneys, accountants, employees, or representatives, in each case as reasonably necessary in connection with such Party’s negotiation, execution, delivery and performance of this Agreement, provided the persons to whom such disclosures are made are informed by such Party of the confidential nature of such information and such Party is legally responsible for any disclosure by such persons that would constitute a breach of this Section.

22. Confidentiality.

22.1 Each Party (the “Receiving Party”) acknowledges that in the course of this Agreement, it may be given access to, become acquainted with, or develop information, in whatever form or medium (whether oral, written, graphic, electronic, or otherwise) and whether or not designated or marked “Confidential” or the like), regarding the other Party (the “Disclosing Party”) or the Disclosing Party’s business including, without limitation, (a) trade secrets, software programs, software code, designs, prototypes, opportunities, techniques, plans, strategies, product pricing, research and development activities, sales goals, ideas, creations, data, information (including product, financial, technical and marketing information), know-how, processes, process parameters, methods, practices, designs, fabrication techniques, algorithms, documentation, customer and potential customer lists, price lists, supplier lists, and the like, (b) information which Disclosing Party is obligated to keep confidential pursuant to its obligations to third parties, and (c) all analyses, compilations, forecasts, studies and other material relating to the foregoing or any portion thereof (collectively, “Confidential Information”).

22.2 During the Term and thereafter, the Receiving Party shall (a) hold the Confidential Information in confidence and protect it in accordance with the same degree of care with which it protects its own information of like importance which it does not wish to disclose, but not less than reasonable care, (b) shall not, directly or indirectly, use any Confidential Information other than as needed to carry out its obligations hereunder, and (c) except as provided herein, shall not publish, disseminate, or disclose any Confidential Information without the express written permission of the Disclosing Party, except that Confidential Information may be disclosed to the Receiving Party’s employees and agents (collectively, “Representatives”) who need to know the Confidential Information for the purpose of performing the Receiving Party’s obligations hereunder, who are informed by the Receiving Party of the confidential nature of the Confidential Information, and who either agree to act in accordance with the terms and conditions of this Agreement as if such Representative was the Receiving Party hereunder or are otherwise prohibited from disclosing the Confidential Information by a legal, contractual or fiduciary obligation to the Receiving Party. The Receiving Party shall be responsible and liable to the Disclosing Party for any actions taken or omitted by its Representatives that would constitute a breach of this Section had such Representatives been the Receiving Party hereunder.

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22.3 Confidential Information will not include information that (a) was already lawfully known to the Receiving Party on a non-confidential basis as of the Effective Date; (b) is disclosed to the Receiving Party on a non-confidential basis after the Effective Date by a third party who had the right to make such disclosure without any confidentiality restrictions; (c) is, or through no fault of the Receiving Party or its Representatives, becomes, generally available to the public; or (d) is independently developed by the Receiving Party without access to, use of, or reference to, the Confidential Information, as evidenced by the Receiving Party’s records. In addition, the Receiving Party will be allowed to disclose Confidential Information to the extent that such disclosure is required by law or by the order of a court of similar judicial, regulatory or administrative body, provided that the Receiving Party notifies the Disclosing Party in advance of such required disclosure promptly and in writing and cooperates with the Disclosing Party, at the Disclosing Party’s reasonable request and expense, in any lawful action to contest or limit the scope of such required disclosure.

22.4 The Receiving Party will return to the Disclosing Party, or destroy, all Confidential Information in its possession or under its control and permanently erase all electronic copies of such Confidential Information promptly upon the written request of the Disclosing Party or the termination of this Agreement. At the Disclosing Party’s request, the Receiving Party will certify in writing that it has fully complied with its obligations under this Section.

23. Intentionally omitted.

24. Equitable Remedies; Cumulative Remedies. Each Party acknowledges and agrees that irreparable damage will result if the provisions of Sections 2.4 or 22 (together, the “Covenants”) are breached, and that money damages will not be a sufficient remedy for such breach. As a result, in the event of a breach or a threatened breach of any of the Covenants, the aggrieved Party shall be entitled, without being required to post any bond or other security or prove actual or special damages, to an injunction, to have the Covenants specifically enforced by a court of competent jurisdiction, or to such other equitable relief as may be necessary or desirable to enforce the Covenants (including, in the case of a breach of Section 22 hereof, restraining the breaching Party from disclosing, in whole or in part, the Confidential Information). Nothing contained herein shall be construed as prohibiting a Party from pursuing any other rights or remedies available to such Party, under law and in equity, for such breach or threatened breach, including the recovery of damages from the other Party. Except as otherwise provided herein, all rights and remedies provided in this Agreement are cumulative and not exclusive, and the exercise by either Party of any right or remedy does not preclude the exercise of any other rights or remedies that may now or subsequently be available at law, in equity, by statute, in any other agreement between the Parties or otherwise.

25. Insurance. Promptly after the Effective Date and for a period lasting three years after the termination of this Agreement, each Party shall, at its own expense, maintain and carry insurance in full force and effect the following insurance coverages each of which with financially sound and reputable insurers: (a) commercial general liability insurance (including coverage for bodily injury, personal injury, death, property damage, comprehensive product liability, contractual liability, information security liability and errors and omissions coverage) in an amount not less than [***] per occurrence and not less than [***] aggregate limit, (b) umbrella excess liability insurance in an amount not less than [***], and (c) any additional insurance as is required by law to conduct its operations within the Markets and Territories. Distributor’s insurance shall name the Company and Beth Israel Deaconess Medical Center as additional insureds. The Company’s insurance shall name Distributor as an additional insured. Upon a Party’s request, the other Party shall provide the other Party a Certificate of Insurance and policy endorsements for all insurance required by this Section 25.

26. Independent Contractor. Distributor is in a business independent from that of the Company and is an independent contractor of the Company. Nothing herein shall be construed as creating any other association between the Company and Distributor including, but not limited to, the relationship of an agency, partnership, or joint venture. Distributor is not granted any right, expressed or implied, to create any obligation or responsibility on behalf of or in the name of the Company or to otherwise bind the Company in any manner or thing whatsoever.

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27. Governing Law. This Agreement and any Dispute hereunder shall be governed in all respects by the laws of the State of Colorado in the United States without regard to conflict of laws principles. Subject to Sections 24 and 28, the Parties hereby irrevocably (a) submit to the exclusive jurisdiction of any state or federal court of competent jurisdiction sitting in the State of Colorado, County of Denver, in any action or proceeding arising out of or relating to this Agreement, (b) agree that all claims with respect to such action or proceeding shall be heard and determined in such a state or federal court, (c) waive, to the fullest extent possible, and agree not to assert, as a defense in any such action or proceeding that such action or proceeding may not be brought or is not maintainable in such court, that the venue thereof may not be appropriate or is inconvenient, or that this Agreement may not be enforced in or by such court, and (d) TO THE EXTENT PERMITTED BY LAW, WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING. The Parties hereby consent to and grant such courts jurisdiction over the persons of such Parties and over the subject matter of any such dispute, and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in such manner as may be permitted by law shall be valid and sufficient service thereof. The Parties specifically exclude the application of the 1980 United Nations Convention on Contracts for the International Sale of Goods.

28. Disputes.

28.1 The parties will attempt to resolve any disputes, controversies, or claims arising under, out of, or relating to this Agreement (“Disputes”) via good faith negotiations between the Parties, involving such levels of management as are required to resolve such Dispute. Any Dispute (other than one for which the sole remedy sought is equitable relief) that cannot be resolved through such negotiations shall be finally resolved by arbitration administered by the Judicial Arbiter Group, Inc. (“JAG”) under the then-current “Commercial Arbitration Rules” of the American Arbitration Association (the “Rules”). Either Party may commence the arbitration by delivering a request for arbitration as specified by the Rules. The arbitration shall be conducted before a panel of three (3) independent and impartial arbitrators. Each Party shall each select one (1) arbitrator in accordance with the Rules. The Parties shall then attempt to agree on the third arbitrator (the “Chairman”) within fifteen (15) days following the confirmation of the second arbitrator. If the parties fail to agree on the Chairman within such fifteen (15) day period, then the Chairman shall be appointed by the JAG in accordance with the Rules. The place of arbitration shall be Denver, Colorado. The governing law applicable to this Agreement shall be the governing law of the arbitration. The language of the arbitration shall be English. The arbitrators appointed hereunder shall have the power to grant any remedy or relief that they deem just and equitable including, but not limited to, injunctive relief, whether interim or final, and any provisional measures ordered by the arbitrators may be enforced by any court of competent jurisdiction. Notwithstanding the foregoing, nothing in this Agreement shall prevent either Party from seeking any provisional/preliminary relief (including, but not limited to, injunctions, attachments or other such orders in aid of arbitration) from any court of competent jurisdiction, and any such application to a court for provisional/preliminary relief shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate. Any award rendered by the arbitration panel shall be final and binding on the parties, and each Party waives to the fullest extent permitted by law any right it may otherwise have under the laws of any jurisdiction to any form of appeal of, or collateral attack against, such award.

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28.2 The arbitrators shall have the authority to hear and determine, in a preliminary phase of the arbitration, any issue of law asserted by any Party to be dispositive, in whole or in part, of any claim, including any assertion that any claim is not timely by reason of the applicable statute of limitation or otherwise, pursuant to the filing of motions to dismiss or other such procedures as the arbitrators may deem appropriate in their discretion. The parties agree that any award rendered by the arbitrators in such a preliminary phase of the arbitration will be final and binding on the parties, and not subject to appeal, even if the award disposes of all of the claims in the arbitration.

28.3 In making their determination, the arbitrators shall not have the authority to modify any term or provision of this Agreement. The arbitrators shall deliver a reasoned written decision with respect to the dispute to each of the parties, who shall promptly act in accordance therewith.

28.4 Judgment upon any awards rendered by the arbitrators may be entered in any court having jurisdiction thereof, including any court having jurisdiction over either of the parties or its assets.

28.5 Each Party irrevocably and unconditionally consents to service of process in the manner provided for notices in Section 30 for any proceeding commenced under this Section, including both arbitral proceedings and judicial proceedings relating to this arbitration clause. Nothing in this Agreement will affect the right of any Party to this Agreement to serve process in any other manner permitted by law.

28.6 If the JAG is no longer in business, or refuses or declines to administer any dispute between the Parties brought before it pursuant to this Section, then the Parties agree that all then-existing and future disputes between the parties to be resolved pursuant to this Section shall be finally resolved through the American Arbitration Association in Denver, Colorado before a panel of three (3) arbitrators selected in the same manner as specified above.

29. Entire Agreement. This Agreement (including the Exhibits attached hereto) contains the entire agreement between the Parties hereto with respect to the subject matter contained herein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the Parties, oral or written, respecting such subject matter.

30. Assignability. Neither Party may assign any of its rights or delegate any of its responsibilities under this Agreement without the prior written consent of the other Party. The other Party shall not unreasonably withhold or condition its consent. Any purported assignment or delegation in violation of this Section shall be null and void. The foregoing notwithstanding (but subject to Section 14.2(d)), either Party may assign this Agreement without any such consent in connection with its reorganization, merger, or consolidation, or the sale of such Party or all or substantially all of its assets.

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31. Notices. All notices, consents, authorizations, and approvals to be given by a Party hereunder will be in writing and will be made either be via: (a) hand-delivery; (b) Federal Express or a comparable overnight mail service; (c) certified mail, return receipt requested or (d) by electronic mail transmission (provided such electronic transmission is actually received by the intended Party as established by records of server exchanges in the transmission) to the Parties as follows (or at such other address as may be indicated in writing by a Party to the other Party in the manner provided herein for giving notice):

If to the Company, to:	MyCardio, LLC 3003 E 3rd Avenue, Suite 201 Denver, CO 80209 Attention: Bogi Palsson, CEO Email: [***]
With a copy (which shall not constitute notice), to:	Breslow & Walker, LLP 100 Jericho Quadrangle, Suite 230 Jericho, New York 11753 Attention: Len Breslow Email: [***]
If to Distributor, to:	Vivos Therapeutics, Inc. 9137 S. Ridgeline Boulevard, Suite 135 Highlands Ranch, CO 80129 Attention: R. Kirk Huntsman, CEO Email: [***]
With a copy (which shall not constitute notice), to:	Armstrong Teasdale, LLP 4643 S. Ulster Street, Suite 800 Denver, CO 80237 Attention: Martin C. Walsh, Jr. Email: [***]

All notices will be effective upon receipt (or when delivery is refused), except notice by electronic mail which will be effective upon only after receipt of the electronic mail is actually confirmed by the recipient.

32. Survival. Except as otherwise provided herein, the representations, warranties, covenants, and agreements made by the Parties in this Agreement, or in any certificate, agreement, or document furnished pursuant hereto, and the obligation to indemnify hereunder shall survive the date hereof and the consummation of the transactions contemplated hereby, notwithstanding any investigation made by or on behalf of any Party.

33. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the enforceability of any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement to effect the original intent of the Parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

34. Counterparts. This Agreement may be executed in multiple counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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35. Amendment; Waivers, Etc. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the Parties. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. Neither the waiver by either of the Parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by either of the Parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The words “include,” “includes” and “including” means “include,” “includes,” or “including,” in each case, “without limitation.”

36. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Except as provided in Section 17 with respect to indemnification of the indemnified parties thereunder (who are intended third party beneficiaries thereof), nothing in this Agreement shall confer any rights upon any person or entity other than the Parties hereto and their respective successors and permitted assigns.

37. Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction (including the rule that ambiguities are to be resolved against the drafting Party) shall be applied against any Party.

38. Force Majeure. Neither Party shall incur any liability or penalty for delays or failure to perform its obligations hereunder (other than payment obligations) to the extent such delay or failure is caused by or due to natural disasters, embargoes, explosions, riots, wars, civil disorder, fire, strike, lockout, acts of terrorism, act of God, or other causes beyond the reasonable control of the Party in default, and shall use all diligent efforts to resume normal business operations under this Agreement as promptly as possible. If the Party in default has not resumed normal business operations within sixty (60) days due to a force majeure event, the other Party may, in its sole and absolute discretion, terminate this Agreement.

39. Currency. All dollar ($) values set forth herein are in U.S. dollars.

***Signature Page Follows***

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

MyCardio, LLC dba SleepImage		Vivos Therapeutics, Inc.

By:	/s/ Bogi Palsson	By:	/s/ R. Kirk Huntsman
Name:	Bogi Palsson	Name:	R. Kirk Huntsman
Title:	CEO	Title:	CEO

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Exhibit A

Markets and Territories

Markets:

●	Sleep Dentistry Market, defined as licensed healthcare practitioners that practice general dentistry or any sub-specialty thereof such as orthodontics, or oral surgery, including services to evaluate, treat and manage mild – moderate obstructive sleep apnea in children and adults.
●	Non-Sleep Dentistry Market, defined as licensed healthcare practitioners outside the Sleep Dentistry Market.

Territories:

●	United States of America
●	Canada

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Exhibit B

Price, Payment, and Minimum Quantities

Pricing

Services:

●	Initial VIP Enrollment fee: [***] per Enrollee (annual subscription). Services include [***] study uploads per calendar month (pro rated for any partial month). For each Enrollee, the Company will invoice Distributor [***] per study exceeding [***] per month (pro rated for any partial month). [***].

●	Prices are effective for all Enrollees during the first Term Year. The Company and Distributor shall seek to negotiate Enrollee pricing in good faith for each subsequent Term Year no later than [***] prior to the end of each Term Year.

●	For clarity, non-Enrollees who seek to obtain the Services are required to open a user account with the Company. They will be invoiced by the Company for the Services at prices set by the Company.

Example:

Month	1	2	3	4	5	6	7	8	9	10	11	12
# of Studies	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Overage Fee	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

●	Enrollees can renew their annual subscription at the negotiated fee for the subsequent Term Year, or can switch to a monthly plan.

●	Annual subscriptions are not cancellable. Monthly plan subscriptions may be cancelled on not less than [***] prior written notice.

●	All fees for Services to Enrollees will be billed to, and are payable by, Distributor on a bi-weekly basis upon receipt of an invoice and activity statement from the Company for each invoiced Enrollee. Billing periods are from the 1st – 15th of each month, payable on the 30th of that month and from the 16th – end of month, payable on the 15th of the following month. Delinquent payments may result in immediate suspension of access to the Services for the VIP Account in default (for clarity, irrespective of account payment status of other VIP Accounts).

Products:

●	Pricing. [***]/Product; provided, however, if as a result of tariffs or customs charges, the Company’s cost to acquire the Products increases in an amount material to the Company, the Parties shall negotiate an adjustment to such price in good faith. Prices are effective for the first Term Year. The Company and Distributor shall seek to negotiate Product pricing in good faith for each subsequent Term Year no later than [***] prior to the end of each Term Year.

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●	To ensure sufficient availability, Distributor shall order Products no less than [***] based on the estimated demand for Products in the following [***], adjusted for actual sales volume of the preceding [***] (it being understood that [***]).

●	White-labeled Products require a minimum purchase of [***] units/order.

Enrollment Minimums (i.e., first time, not renewal Enrollee VIP Account registrations):

	Enrollment Period	New Enrollee VIP Account Registrations
●	Effective Date through June 30, 2021:	[***]
●	Term Year 2021:	[***]
●	Term Year 2022:	[***]

Payment Terms.

●	All payments hereunder shall be made via wire transfer of immediately available funds or via ACH in U.S. dollars, in accordance with the following instructions (or pursuant to such other instruction as the Company shall provide to Distributor in writing):

Bank:	[***]
[***]
[***]

Account Name:	[***]
Account Number:	[***]
Swift Number:	[***]
ABA Number:	[***]

●	Payments must be remitted net of any and all banking charges.

●	Product purchase orders are payable [***]% at the time of order and [***]% upon delivery. Payment of invoices will not be deemed acceptance of the Products or the Services or waive Distributor’s rights under the Agreement.

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Exhibit C

Press Release

See attached.

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